UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 3, 2021

Date of report (Date of earliest event reported)

SUPPORT.COM, INC.

(Exact Name of Registrant as S pecified i n Charter)

Delaware	001-37594	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301 Wilmington, DE 19803
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on March 19, 2021, Support.com, Inc. (the “Company”), Greenidge Generation Holdings Inc. (“Greenidge”) and GGH Merger Sub, Inc., a wholly-owned subsidiary of Greenidge (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Greenidge (such transaction, the “Merger”). The Merger is subject to certain closing conditions, including the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of common stock of the Company entitled to vote on the Merger at a special meeting (the “Stockholder Approval”). A special meeting of stockholders of the Company has been scheduled for September 10, 2021 for the purpose of obtaining the Stockholder Approval.

On September 1, 2021, Greenidge filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “Form S-1”), which included, among other things, (i) financial information of Greenidge as of June 30, 2021 and for the three months and six months ended June 30, 2021 and June 30, 2020, (ii) unaudited pro forma condensed combined financial information as of June 30, 2021 and for the three months and six months ended June 30, 2021 and June 30, 2020 and (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for such periods (the “Greenidge Second Quarter Financial Information”). A copy of the Greenidge Second Quarter Financial Information, excerpted from the Form S-1, is filed as Exhibit 99.1 hereto and incorporated by reference hereby.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Greenidge Second Quarter Financial Information, excerpted from the Form S-1

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2021

SUPPORT.COM, INC.

By:	/s/ Lance Rosenzweig
Name:	Lance Rosenzweig
Title:	President and Chief Executive Officer

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